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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                           PROXY STATEMENT PURSUANT TO
                         SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

  Filed by the Registrant   /X/
  Filed by a Party other than the Registrant /  /

  Check the appropriate box:

  / / Preliminary Proxy Statement
  / / Definitive Proxy Statement           / / Confidential, for Use of the
  /X/ Definitive Additional Materials          Commission Only (as permitted by
  / / Soliciting Material Pursuant to          Rule 14a-6(e)(2))
      sec. 240.14a-11(c) or
      sec. 240.14a-12

                              Lamonts Apparel, Inc.
               ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

           ---------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  /X/ No fee required.
  / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

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  (2) Aggregate number of securities to which transaction applies:

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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4) Proposed maximum aggregate value of transaction:

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  (5) Total fee paid:

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  / / Fee paid previously with preliminary materials.

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  / /  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

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  (2) Form, Schedule or Registration Statement No.:

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  (3) Filing Party:

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  (4) Date Filed:

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                               IMPORTANT REMINDER

June 29, 1999

DEAR LAMONTS APPAREL STOCKHOLDER:

Our records indicate your vote has not yet been received for the Annual Meeting of Lamonts Apparel, Inc. to be held on July 9, 1999.

     NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, YOUR VOTE IS IMPORTANT.

Should you have any questions or require assistance voting your shares please contact Larry Dennedy of MacKenzie Partners, Inc. toll-free at 800-322-2885.

THANK YOU.